American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	December 31
ASSETS	2017	2016

Cash and due from banks	$28,594	$20,268
Interest-bearing deposits in other banks	23,883	32,939

Securities available for sale, at fair value	321,337	346,502
Restricted stock, at cost	6,110	6,224
Loans held for sale	1,639	5,996

Loans	1,336,125	1,164,821
Less allowance for loan losses	(13,603)	(12,801)
Net Loans	1,322,522	1,152,020

Premises and equipment, net	25,901	25,439
Other real estate owned, net	1,225	1,328
Goodwill	43,872	43,872
Core deposit intangibles, net	1,191	1,719
Bank owned life insurance	18,460	18,163
Accrued interest receivable and other assets	20,940	24,168

Total assets	$1,815,674	$1,678,638

Liabilities
Demand deposits -- noninterest-bearing	$394,344	$378,600
Demand deposits -- interest-bearing	226,914	209,430
Money market deposits	403,024	283,035
Savings deposits	126,786	120,720
Time deposits	383,658	378,855
Total deposits	1,534,726	1,370,640

Short-term borrowings:
Customer repurchase agreements	10,726	39,166
Other short-term borrowings	24,000	20,000
Long-term borrowings	—	9,980
Junior subordinated debt	27,826	27,724
Accrued interest payable and other liabilities	10,083	9,748
Total liabilities	1,607,361	1,477,258

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,650,547 shares outstanding at December 31, 2017 and
8,618,051 shares outstanding at December 31, 2016	8,604	8,578
Capital in excess of par value	76,179	75,076
Retained earnings	126,465	119,600
Accumulated other comprehensive loss, net	(2,935)	(1,874)
Total shareholders' equity	208,313	201,380

Total liabilities and shareholders' equity	$1,815,674	$1,678,638

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2017	2016	2017	2016
Interest and Dividend Income:
Interest and fees on loans	$14,426	$12,182	$55,276	$47,971
Interest and dividends on securities:
Taxable	1,271	1,108	4,666	4,454
Tax-exempt	439	728	2,043	3,135
Dividends	79	76	319	334
Other interest income	265	73	734	276
Total interest and dividend income	16,480	14,167	63,038	56,170

Interest Expense:
Interest on deposits	1,713	1,201	5,794	5,103
Interest on short-term borrowings	79	4	173	10
Interest on long-term borrowings	53	82	296	325
Interest on junior subordinated debt	272	234	1,028	878
Total interest expense	2,117	1,521	7,291	6,316

Net Interest Income	14,363	12,646	55,747	49,854
Provision for loan losses	(74)	50	1,016	250

Net Interest Income After Provision
for Loan Losses	14,437	12,596	54,731	49,604

Noninterest Income:
Trust fees	1,008	962	3,926	3,791
Service charges on deposit accounts	504	528	2,002	2,048
Other fees and commissions	723	689	2,895	2,680
Mortgage banking income	605	544	2,208	1,713
Securities gains, net	222	175	812	836
Brokerage fees	226	207	829	843
Income from Small Business Investment Companies	118	225	236	463
Gains (losses) on premises and equipment, net	7	—	344	(9)
Other	391	391	975	1,140
Total noninterest income	3,804	3,721	14,227	13,505

Noninterest Expense:
Salaries	5,225	4,696	19,829	17,568
Employee benefits	1,094	1,061	4,519	4,264
Occupancy and equipment	1,120	1,084	4,487	4,246
FDIC assessment	137	128	538	647
Bank franchise tax	277	226	1,072	995
Core deposit intangible amortization	80	175	528	964
Data processing	550	488	2,014	1,828
Software	291	271	1,144	1,143

Other real estate owned, net	130	22	303	336
Other	2,117	2,209	8,449	7,810
Total noninterest expense	11,021	10,360	42,883	39,801

Income Before Income Taxes	7,220	5,957	26,075	23,308
Income Taxes	5,100	1,835	10,826	7,007
Net Income	2,120	4,122	15,249	16,301

Net Income Per Common Share:
Basic	$0.25	$0.48	$1.76	$1.89
Diluted	$0.24	$0.48	$1.76	$1.89
Average Common Shares Outstanding:
Basic	8,648,494	8,615,700	8,641,717	8,611,507
Diluted	8,668,765	8,629,777	8,660,628	8,621,241

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2017	2017	2016	2017	2016
EARNINGS
Interest income	$16,480	$16,274	$14,167	$63,038	$56,170
Interest expense	2,117	1,936	1,521	7,291	6,316
Net interest income	14,363	14,338	12,646	55,747	49,854
Provision for loan losses	(74)	440	50	1,016	250
Noninterest income	3,804	3,804	3,721	14,227	13,505
Noninterest expense	11,021	10,710	10,360	42,883	39,801
Income taxes	5,100	2,205	1,835	10,826	7,007
Net income	2,120	4,787	4,122	15,249	16,301

PER COMMON SHARE
Income per share - basic	$0.25	$0.55	$0.48	$1.76	$1.89
Income per share - diluted	0.24	0.55	0.48	1.76	1.89
Cash dividends paid	0.25	0.24	0.24	0.97	0.96
Book value per share	24.08	24.31	23.37	24.08	23.37
Book value per share - tangible (a)	18.87	19.09	18.08	18.87	18.08
Closing market price	38.30	41.20	34.80	38.30	34.80

FINANCIAL RATIOS
Return on average assets	0.47%	1.08%	1.00%	0.87%	1.02%
Return on average equity	4.00	9.16	8.10	7.34	8.07
Return on average tangible equity (b)	5.21	11.81	10.73	9.59	10.85
Average equity to average assets	11.64	11.79	12.39	11.82	12.64
Tangible equity to tangible assets (a)	9.22	9.51	9.54	9.22	9.54
Net interest margin, taxable equivalent	3.46	3.56	3.45	3.50	3.52
Efficiency ratio (c)	59.93	59.14	62.32	60.89	61.47
Effective tax rate	70.64	31.54	30.80	41.52	30.06

PERIOD-END BALANCES
Securities	$327,447	$277,714	$352,726	$327,447	$352,726
Loans held for sale	1,639	3,386	5,996	1,639	5,996
Loans, net of unearned income	1,336,125	1,295,154	1,164,821	1,336,125	1,164,821
Goodwill and other intangibles	45,063	45,143	45,591	45,063	45,591
Assets	1,815,674	1,780,541	1,678,638	1,815,674	1,678,638
Assets - tangible (a)	1,770,611	1,735,398	1,633,047	1,770,611	1,633,047
Deposits	1,534,726	1,480,205	1,370,640	1,534,726	1,370,640
Customer repurchase agreements	10,726	43,240	39,166	10,726	39,166
Other short-term borrowings	24,000	—	20,000	24,000	20,000
Long-term borrowings	27,826	37,796	37,704	27,826	37,704
Shareholders' equity	208,313	210,214	201,380	208,313	201,380
Shareholders' equity - tangible (a)	163,250	165,071	155,789	163,250	155,789

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2017	2017	2016	2017	2016
AVERAGE BALANCES
Securities (d)	$304,254	$281,246	$345,035	$301,377	$351,961
Loans held for sale	4,269	3,607	4,758	3,185	3,171
Loans, net of unearned income	1,301,833	1,291,822	1,110,524	1,262,264	1,060,106
Interest-earning assets	1,695,091	1,646,241	1,515,597	1,631,853	1,470,648
Goodwill and other intangibles	45,109	45,191	45,693	45,287	46,037
Assets	1,820,486	1,773,636	1,643,250	1,758,009	1,598,149
Assets - tangible (a)	1,775,377	1,728,445	1,597,557	1,712,722	1,552,112
Interest-bearing deposits	1,109,286	1,066,827	986,622	1,061,519	970,728
Deposits	1,520,665	1,468,523	1,345,743	1,454,182	1,301,043
Customer repurchase agreements	42,540	48,461	45,281	46,335	46,832
Other short-term borrowings	951	—	1,087	3,158	656
Long-term borrowings	34,331	37,780	37,686	36,887	37,640
Shareholders' equity	211,851	209,026	203,603	207,804	202,074
Shareholders' equity - tangible (a)	166,742	163,835	157,910	162,517	156,037

CAPITAL
Average common shares outstanding - basic	8,648,494	8,644,310	8,615,700	8,641,717	8,611,507
Average common shares outstanding - diluted	8,668,765	8,663,246	8,629,777	8,660,628	8,621,241

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,858	$13,632	$12,757	$12,801	$12,601
Provision for loan losses	(74)	440	50	1,016	250
Charge-offs	(280)	(277)	(81)	(690)	(326)
Recoveries	99	63	75	476	276
Ending balance	$13,603	$13,858	$12,801	$13,603	$12,801

LOANS
Construction and land development	$123,147	$137,869	$114,258	$123,147	$114,258
Commercial real estate	637,701	602,434	510,960	637,701	510,960
Residential real estate	209,326	209,201	215,104	209,326	215,104
Home equity	109,857	110,926	110,751	109,857	110,751
Commercial and industrial	251,666	230,484	208,717	251,666	208,717
Consumer	4,428	4,240	5,031	4,428	5,031
Total	$1,336,125	$1,295,154	$1,164,821	$1,336,125	$1,164,821

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$359	$538	$587	$359	$587
Nonaccrual	2,201	2,498	2,965	2,201	2,965
Other real estate owned	1,225	2,101	1,328	1,225	1,328
Nonperforming assets	$3,785	$5,137	$4,880	$3,785	$4,880

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2017	2017	2016	2017	2016
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.02%	1.07%	1.10%	1.02%	1.10%
Allowance for loan losses to
nonperforming loans	531.37	456.46	360.39	531.37	360.39
Nonperforming assets to total assets	0.21	0.29	0.29	0.21	0.29
Nonperforming loans to total loans	0.19	0.23	0.30	0.19	0.30
Annualized net charge-offs
to average loans	0.06	0.07	0.00	0.02	0.00

OTHER DATA
Fiduciary assets at period-end (e) (f)	$518,284	$517,294	$498,767	$518,284	$498,767
Retail brokerage assets at period-end (e) (f)	$321,151	$307,281	$282,454	$321,151	$282,454
Number full-time equivalent employees (g)	328	335	320	328	320
Number of full service offices	26	26	26	26	26
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	33	34	33

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended December 31, 2017 and 2016
	(Dollars in thousands)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$233,689	$204,489	$2,253	$2,003	3.82%	3.90%
Real estate	1,068,273	905,721	12,171	10,143	4.56	4.48
Consumer	4,140	5,072	81	98	7.76	7.69
Total loans	1,306,102	1,115,282	14,505	12,244	4.44	4.39

Securities:
Federal agencies & GSEs	104,523	96,134	508	423	1.94	1.76
Mortgage-backed & CMOs	92,339	79,643	501	400	2.17	2.01
State and municipal	92,636	152,518	829	1,311	3.58	3.44
Other	14,756	16,740	171	150	4.64	3.58
Total securities	304,254	345,035	2,009	2,284	2.64	2.65

Deposits in other banks	84,735	55,280	265	73	1.24	0.53

Total interest-earning assets	1,695,091	1,515,597	16,779	14,601	3.95	3.85

Non-earning assets	125,395	127,653

Total assets	$1,820,486	$1,643,250

Deposits:
Demand	$220,150	$204,910	11	10	0.02	0.02
Money market	374,691	276,435	623	148	0.66	0.21
Savings	126,274	119,770	10	9	0.03	0.03
Time	388,171	385,507	1,069	1,034	1.09	1.07
Total deposits	1,109,286	986,622	1,713	1,201	0.61	0.48

Customer repurchase agreements	42,540	45,281	74	2	0.69	0.02
Other short-term borrowings	951	1,087	4	2	1.68	0.74
Long-term borrowings	34,331	37,686	326	316	3.80	3.35
Total interest-bearing
liabilities	1,187,108	1,070,676	2,117	1,521	0.71	0.57

Noninterest bearing demand deposits	411,379	359,121
Other liabilities	10,148	9,850
Shareholders' equity	211,851	203,603
Total liabilities and
shareholders' equity	$1,820,486	$1,643,250

Interest rate spread					3.24%	3.28%
Net interest margin					3.46%	3.45%

Net interest income (taxable equivalent basis)			14,662	13,080
Less: Taxable equivalent adjustment			299	434
Net interest income			$14,363	$12,646

	Net Interest Income Analysis
	For the Years Ended December 31, 2017 and 2016
	(Dollars in thousands)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$229,239	$198,326	$8,829	$7,856	3.85%	3.96%
Real estate	1,031,558	859,721	46,400	39,763	4.50	4.63
Consumer	4,652	5,230	352	605	7.57	11.57
Total loans	1,265,449	1,063,277	55,581	48,224	4.39	4.54

Securities:
Federal agencies & GSEs	97,670	96,009	1,849	1,674	1.89	1.74
Mortgage-backed & CMOs	82,042	79,720	1,725	1,635	2.10	2.05
State and municipal	105,869	160,279	3,781	5,647	3.57	3.52
Other	15,796	15,953	707	560	4.48	3.51
Total securities	301,377	351,961	8,062	9,516	2.68	2.70

Deposits in other banks	65,027	55,410	734	276	1.13	0.50

Total interest-earning assets	1,631,853	1,470,648	64,377	58,016	3.95	3.94

Non-earning assets	126,156	127,501

Total assets	$1,758,009	$1,598,149

Deposits:
Demand	$217,833	$216,521	43	99	0.02	0.05
Money market	335,085	239,262	1,668	432	0.50	0.18
Savings	125,157	118,144	38	47	0.03	0.04
Time	383,444	396,801	4,045	4,525	1.05	1.14
Total deposits	1,061,519	970,728	5,794	5,103	0.55	0.53

Customer repurchase agreements	46,335	46,832	142	5	0.31	0.01
Other short-term borrowings	3,158	656	31	5	0.98	0.76
Long-term borrowings	36,887	37,640	1,324	1,203	3.59	3.20
Total interest-bearing
liabilities	1,147,899	1,055,856	7,291	6,316	0.64	0.60

Noninterest bearing demand deposits	392,663	330,315
Other liabilities	9,643	9,904
Shareholders' equity	207,804	202,074
Total liabilities and
shareholders' equity	$1,758,009	$1,598,149

Interest rate spread					3.31%	3.34%
Net interest margin					3.50%	3.52%

Net interest income (taxable equivalent basis)			57,086	51,700
Less: Taxable equivalent adjustment			1,339	1,846
Net interest income			$55,747	$49,854